Exhibit 10.12

                        RESTRICTED STOCK UNITS AGREEMENT

                        UNITS RESULTING FROM PERS AWARDS
                     UNDER THE 1998 IMS HEALTH INCORPORATED
                         EMPLOYEES' STOCK INCENTIVE PLAN

This Restricted Stock Units Agreement (the "Agreement") confirms the grant of Restricted Stock Units ("RSUs") on ____________ (the "Grant Date") by the Compensation and Benefits Committee (the "Committee") of the Board of Directors of IMS Health Incorporated (the "Company") as follows:

       Participant Granted RSUs:

       Number of RSUs Granted:

The RSUs are granted based upon the achievement of performance conditions during 1998, in accordance with the Company's Performance-Based Restricted Stock Program (the "PERS program") under the 1998 IMS Health Incorporated Employees' Stock Incentive Plan (the "Plan"). Accordingly, the RSUs represent performance-based restricted stock units or "PERS" as to which the performance conditions have been satisfied. The RSUs are subject to all the terms and conditions of the Plan, which is attached hereto and incorporated herein by reference, and are subject to the terms and conditions of this Agreement, including the Terms and Conditions attached hereto.

Participant acknowledges and agrees that (i), until an RSU has become vested in accordance with Section 2(a) hereof, such RSU will be subject to a risk of forfeiture to the extent provided in Section 2 hereof, and (ii), until the later of the time each RSU becomes vested or the end of any additional period of deferral elected by Participant in accordance with Section 4 hereof, such RSU shall be generally nontransferable, as provided in Section 3 hereof.

IN WITNESS WHEREOF, IMS Health Incorporated has caused this Agreement to be executed by its officer thereunto duly authorized.

By the Company's signature, and your acceptance of these RSUs, you and the Company agree to the terms of this Agreement. If you make any election in this Agreement, you must sign the Agreement and return it to the Human Resources Department.

                                        IMS HEALTH INCORPORATED


                                        /s/ KENNETH S. SIEGEL
                                        ---------------------
                                            Kenneth S. Siegel
                                            SVP, General Counsel and Secretary

                               Term and Conditions

                            of Restricted Stock Units


1.   Restricted Stock Units

     Each RSU represents a generally nontransferable, conditional right to receive one share of the Company's Common Stock (a "Share") at a specified future date, together with a right to Dividend Equivalents and other rights, subject to the terms and conditions of the Plan and this Agreement. RSUs are bookkeeping units, and do not represent ownership of Shares or any other equity security. The Company shall maintain a bookkeeping account for Participant (the "Account") reflecting the number of RSUs then credited to Participant hereunder as a result of this grant of RSUs and any crediting of additional RSUs to Participant pursuant to payments equivalent to dividends paid on Shares under
Section 5 ("Dividend Equivalents"). For purposes of this Agreement, the term "RSUs" includes RSUs as to which the risk of forfeiture has lapsed but which remain subject to deferral of settlement.

2.   Vesting and Forfeiture.

     (a) RSUs granted hereunder shall vest (meaning that the risk of forfeiture of such RSUs shall lapse) at the earliest of (i) [4:00 pm on December 31, 20001] [the second anniversary of the Grant Date] (the "Scheduled Lapse Date") , (ii) Termination of Employment (as defined below) by reason of Retirement (as defined in the Plan), (iii) Termination of Employment by reason of death or Disability (as defined in the Plan), (iv) the occurrence of a Change in Control (as defined in the Plan), or (v) any other event specified in an employment agreement between the Company and Participant in effect at the time of Termination of Employment. In addition, a portion of the RSUs, if not otherwise vested, shall vest upon the Participant's Termination of Employment by the Company not for Cause (as defined below), which portion shall equal the total number of RSUs originally granted pursuant to this Agreement multiplied by a fraction the numerator of which is the number of days elapsed from January 1, 1999 through the date of Termination of Employment and the denominator of which is the number of days from January 1, 1999 through the Scheduled Lapse Date. Each RSU credited as a result of Dividend Equivalents on a forfeitable RSU under Section 5(a)[(i) shall be fully vested and nonforfeitable from and after the date of such crediting, and each RSU credited as a result of Dividend Equivalents under
Section 5(a)(ii) and (iii)] shall vest at the time of vesting of the forfeitable RSU which gives rise, directly or indirectly, to the crediting of such Dividend Equivalent RSU. Each RSU credited as a result of Dividend Equivalents on a then non-forfeitable RSU under Section 5(a) shall be fully vested and nonforfeitable from and after the date of such crediting.

     (b) In the event of Participant's Termination of Employment, all RSUs which are not vested at or prior to the time of such Termination shall be forfeited, unless otherwise determined by the Committee. Thus, upon Participant's voluntary Termination of Employment or a Termination of Employment by the Company for Cause, unvested RSUs generally will be forfeited.


----------
(1) Note to draft: This date would allow the vesting PERS to be excluded from the footnote to the Summary Compensation Table showing the value of restricted stock held at the end of the prior fiscal year.

     (c) For purposes of this Agreement, a "Termination of Employment" shall mean a termination of Participant's employment with the Company or a subsidiary or affiliate of the Company if, immediately thereafter, Participant is not employed by any of the Company or its subsidiaries or affiliates.

     (d) For purposes of this Agreement, "Cause" shall have the meaning defined in an employment agreement between the Company and Participant in effect at the time of Termination of Employment or, if there is no such employment agreement, "Cause" shall mean (a) willful malfeasance or willful misconduct by Participant in connection with his or her employment, (b) continuing failure to perform such duties as are requested by any employee to whom the Participant reports, directly or indirectly, or by the board of directors of either the Company or the subsidiary or affiliate employs Participant, (c) failure by Participant to observe material policies of the Company or his or her employer applicable to Participant, or (d) the commission by Participant of (i) any felony or (ii) any misdemeanor involving moral turpitude.

3.   Nontransferability.

     Until RSUs become settleable under Section 4 hereof, RSUs shall not be transferable other than by will or by the laws of descent and distribution or to a designated beneficiary in the event of Participant's death, and no such transfer shall be effective to bind the Company unless the Committee shall have been furnished with a copy of such will or such other evidence as the Committee may deem necessary to establish the validity of the transfer.

4.   Settlement and Election to Defer Settlement.

     RSUs granted hereunder, together with RSUs credited as a result of Dividend Equivalents, shall be settled by delivery of one Share for each RSU being settled. Settlement of an RSU granted hereunder shall occur upon the lapse of the risk of forfeiture of such RSU under Section 2, except settlement shall be deferred in certain cases if so elected by Participant in accordance with this
Section 4. Settlement of RSUs which directly or indirectly result from Dividend Equivalents on RSUs granted hereunder shall occur at the time of settlement of the granted RSU.

     By filling out this Section 4, signing, and returning this Agreement to the Human Resources Department at least six months prior to Scheduled Lapse Date (or such other deadline as may be specified by the Director of Human Resources), Participant may elect to defer the date of settlement of RSUs. An election hereunder shall be effective only in the case of RSUs which, but for the election, would have been settled more than six months after the filing of the election.

     Check Only One:

     ____ I hereby elect to have my RSUs settled upon the lapse of the risk of forfeiture under Section 2 (Note: This election will apply if you do not return the Agreement to the Company or if you do not check any box).

     ____ I hereby elect to defer the settlement of my RSUs until the first business day of the year (subject to accelerated settlement in the event of a Change of Control Event, death of the Participant, or Termination of Employment for any reason other than Retirement).

     ____ I hereby elect to defer the settlement of my RSUs until my Termination of Employment for any reason. Termination of Employment includes my death or Disability.

     [Any elective deferral will be subject to such additional terms and conditions as the Committee may impose, including terms and conditions under the Company's 1999 Deferred Compensation Plan.]

5.   Dividend Equivalents and Adjustments.

     (a) Dividend Equivalents shall be paid or credited on RSUs (other than RSUs that, at the relevant record date, previously have been settled or forfeited) as follows:

       (i) Cash Dividends. If the Company declares and pays a dividend or distribution on Common Stock in the form of cash, then a number of additional RSUs shall be credited to Participant's Account as of the payment date for such dividend or distribution equal to the number of RSUs credited to the Account as of the record date for such dividend or distribution multiplied by the amount of cash actually paid as a dividend or distribution on each outstanding Share at such payment date, divided by the Fair Market Value of a Share at such payment date.

       (ii) Non-Share Dividends. If the Company declares and pays a dividend or distribution on Common Stock in the form of property other than Shares, then a number of additional RSUs shall be credited to Participant's Account as of the payment date for such dividend or distribution equal to the number of RSUs credited to the Account as of the record date for such dividend or distribution multiplied by the Fair Market Value of such property actually paid as a dividend or distribution on each outstanding Share at such payment date, divided by the Fair Market Value of a Share at such payment date.

       (iii) Common Stock Dividends and Splits. If the Company declares and pays a dividend or distribution on Common Stock in the form of additional Shares, or there occurs a forward split of Common Stock, then a number of additional RSUs shall be credited to Participant's Account as of the payment date for such dividend or distribution or forward split equal to the number of RSUs credited to the Account as of the record date for such dividend or distribution or split multiplied by the number of additional Shares actually paid as a dividend or distribution or issued in such split in respect of each outstanding Share.

     (b)  The  number  of  RSUs  credited  to  Participant's  Account  shall  be
appropriately   adjusted,  in  order  to  prevent  dilution  or  enlargement  of
Participants' rights with respect to RSUs, to reflect any changes in the outstanding Shares resulting from any event referred to in Section 10(a) of the Plan, taking into account any RSUs credited to Participant in connection with such event under Section 5(a) hereof.

6.   Other Terms Relating to RSUs.

     (a) The number of RSUs credited to a Participant's Account shall include fractional RSUs calculated to at least three decimal places, unless otherwise determined by the Committee. Upon settlement of RSUs, Participant shall be paid, in cash, an amount equal to the value of any fractional share that would have otherwise been deliverable in settlement of such RSUs, unless the Company arranges to deliver shares to an account of Participant to which fractional shares may be credited without requiring the Company to in fact issue a fractional share.

     (b) It shall be a condition to the obligation of the Company to issue and deliver Shares in settlement of the RSUs that the Participant (or any Beneficiary) pay to the

Company or a Participating Company, upon its demand, such amount as may be requested by the Company for the purpose of satisfying any liability to withhold federal, state, or local income or other taxes. If the amount requested is not paid, the Company may refuse to deliver the shares in settlement of the RSUs until such amount is paid. The Committee may, in its discretion, permit a Participant (or any Beneficiary of a Participant) to pay all or a portion of the amount requested by the Company for such taxes at such time and in such manner as the Committee shall deem to be appropriate, including by authorizing the Company to withhold from the shares to be delivered in settlement, or by agreeing to surrender to the Company on or about the date such tax liability is determinable, Shares having a fair market value (as determined by the Committee) equal to the amount of such tax liability or a specified portion of such tax liability.

     (c) An individual statement of each Participant's Account will be issued to each Participant not less frequently than [annually]. Such statements shall reflect the amount of RSUs credited to Participant's Account, transactions therein during the period covered by the statement, and other information deemed relevant by the [Director of Human Resources]. Such a statement may be combined with or include information regarding other plans and compensatory arrangements relating to Participant. A Participant's statements shall be deemed a part of this Agreement, and shall evidence the Company's obligations in respect of RSUs, including the number of RSUs credited as a result of Dividend Equivalents (if any); provided, however, that any statement containing an error shall not represent a binding obligation to the extent of such error.

7.   Miscellaneous.

     (a) This Agreement shall be legally binding when executed by both the Company, provided that no election of Participant will be binding unless Participant has executed the Agreement and returned it to the Human Resources Department of the Company.

     (b) This Agreement shall be binding upon the heirs, executors, administrators and successors of the parties. This Agreement constitutes the entire agreement between the parties with respect to the RSUs, and supersedes any prior agreements or documents with respect to the RSUs. No amendment, alteration, suspension, discontinuation or termination of this Agreement which may impose any additional obligation upon the Company or impair the rights of Participant with respect to the RSUs shall be valid unless in each instance such amendment, alteration, suspension, discontinuation or termination is expressed in a written instrument duly executed in the name and on behalf of the Company and by Participant.

     (c) All designations of Beneficiary shall be on such forms as are specified by and filed with the Human Resources Department. Any Beneficiary designation made by Participant in accordance with this provision may be changed from time to time, without the consent of any previously designated Beneficiary (but subject to any spousal consent as may be required), by filing with the Human Resources Department a notice of such change on the form provided by the Committee and such change of Beneficiary designation shall become effective upon receipt by the Committee. In the event Participant's Beneficiary would otherwise become entitled to a distribution hereunder, and all Beneficiaries designated by Participant are not then living, or if no valid Beneficiary designation is in effect, Participant's estate or duly authorized personal representative shall be deemed to have been designated by Participant.

     (d) Any provision for distribution in settlement of Participant's Account hereunder shall be by means of bookkeeping entries on the books of the Company and shall not create in Participant or any Beneficiary any right to, or claim against any, specific assets of the Company, nor result in the creation of any trust or escrow account for Participant or any

Beneficiary. Participant or any Beneficiary entitled to any distribution hereunder shall be a general creditor of the Company.

     (e) Capitalized terms used in this Agreement but not defined herein shall have the same meanings as in the Plan. If there is any conflict between the provisions of this Agreement and the provisions of the Plan, the provisions of the Plan shall govern.

                                    * * * * *

     By signing below and returning this Agreement to the Human Resources Department, I elect to defer settlement of the RSUs until the applicable date specified in Section 4, subject to earlier settlement in accordance with Section 4 and the other terms of the Plan and this Agreement. (Note: If you do not wish to defer settlement past the Scheduled Lapse Date, you do not need to sign below and return this Agreement to the Human Resources Department. If you elect to further defer settlement, you should retain a copy of this Agreement for your records.)


PARTICIPANT:                                                  Date:






[For HR Use Only: Date Received by Human Resources Department:

                              ]

                        RESTRICTED STOCK UNITS AGREEMENT

                         RESTRICTED STOCK UNITS GRANTED
                     UNDER THE 1998 IMS HEALTH INCORPORATED
                         EMPLOYEES' STOCK INCENTIVE PLAN

This Restricted Stock Units Agreement (the "Agreement") confirms the grant of Restricted Stock Units ("RSUs") on ____________ (the "Grant Date") by the Compensation and Benefits Committee (the "Committee") of the Board of Directors of IMS Health Incorporated (the "Company") as follows:

                  Participant Granted RSUs:

                  Number of RSUs Granted:

The RSUs are granted under the 1998 IMS Health Incorporated Employees' Stock Incentive Plan (the "Plan"). The RSUs are subject to all the terms and conditions of the Plan, which is attached hereto and incorporated herein by reference, and are subject to the terms and conditions of this Agreement, including the Terms and Conditions attached hereto.

Participant acknowledges and agrees that (i), until an RSU has become vested in accordance with Section 2(a) hereof, such RSU will be subject to a risk of forfeiture to the extent provided in Section 2 hereof, and (ii), until the later of the time each RSU becomes vested or the end of any additional period of deferral elected by Participant in accordance with Section 4 hereof, such RSU shall be generally nontransferable, as provided in Section 3 hereof.

IN WITNESS WHEREOF, IMS Health Incorporated has caused this Agreement to be executed by its officer thereunto duly authorized.

By the Company's signature, and your acceptance of these RSUs, you and the Company agree to the terms of this Agreement. If you make any election in this Agreement, you must sign the Agreement and return it to the Human Resources Department.

                                             IMS HEALTH INCORPORATED


                                             /s/ KENNETH S. SIEGEL
                                             ---------------------
                                             Kenneth S. Siegel
                                             SVP, General Counsel and Secretary

                               Term and Conditions

                            of Restricted Stock Units

1.   Restricted Stock Units

     Each RSU represents a generally nontransferable, conditional right to receive one share of the Company's Common Stock (a "Share") at a specified future date, together with a right to Dividend Equivalents and other rights, subject to the terms and conditions of the Plan and this Agreement. RSUs are bookkeeping units, and do not represent ownership of Shares or any other equity security. The Company shall maintain a bookkeeping account for Participant (the "Account") reflecting the number of RSUs then credited to Participant hereunder as a result of this grant of RSUs and any crediting of additional RSUs to Participant pursuant to payments equivalent to dividends paid on Shares under
Section 5 ("Dividend Equivalents"). For purposes of this Agreement, the term "RSUs" includes RSUs as to which the risk of forfeiture has lapsed but which remain subject to deferral of settlement.

2.   Vesting and Forfeiture.

     (a) RSUs granted hereunder shall vest (meaning that the risk of forfeiture of such RSUs shall lapse) [as to one-third of the RSUs on each of the first three anniversaries of the Grant Date (each being a "Scheduled Lapse Date")] [on the first anniversary of the Grant Date (the "Scheduled Lapse Date")], except that all RSUs shall vest on an accelerated basis upon the earliest of (i) Termination of Employment (as defined below) by reason of Retirement (as defined in the Plan), (ii) Termination of Employment by reason of death or Disability (as defined in the Plan), (iii) the occurrence of a Change in Control (as defined in the Plan), or (iv) any other event specified as resulting in acceleration of RSUs in an employment agreement between the Company and Participant in effect at the time of Termination of Employment. [In addition, a portion of the RSUs, if not otherwise vested, shall vest upon the Participant's Termination of Employment by the Company not for Cause (as defined below), which portion shall equal the number of unvested RSUs remaining subject to this Agreement and having the same Scheduled Lapse Date multiplied by a fraction the numerator of which is the number of days elapsed from the Grant Date through the date of Termination of Employment and the denominator of which is the number of days from the Grant Date through such Scheduled Lapse Date.] Each RSU credited as a result of Dividend Equivalents on a forfeitable RSU under Section 5(a)[(i) shall be fully vested and nonforfeitable from and after the date of such crediting, and each RSU credited as a result of Dividend Equivalents under
Section 5(a)(ii) and (iii)] shall vest at the time of vesting of the forfeitable RSU which gives rise, directly or indirectly, to the crediting of such Dividend Equivalent RSU. Each RSU credited as a result of Dividend Equivalents on a then non-forfeitable RSU under Section 5(a) shall be fully vested and nonforfeitable from and after the date of such crediting.

     (b) In the event of Participant's Termination of Employment, all RSUs which are not vested at or prior to the time of such Termination shall be forfeited, unless otherwise determined by the Committee. Thus, upon Participant's voluntary Termination of Employment or a Termination of Employment by the Company for Cause, unvested RSUs generally will be forfeited.

     (c) For purposes of this Agreement, a "Termination of Employment" shall mean a termination of Participant's employment with the Company or a subsidiary or affiliate of the Company if, immediately thereafter, Participant is not employed by any of the Company or its subsidiaries or affiliates.

     (d) For purposes of this Agreement, "Cause" shall have the meaning defined in an employment agreement between the Company and Participant in effect at the time of Termination of Employment or, if there is no such employment agreement, "Cause" shall mean (a) willful malfeasance or willful misconduct by Participant in connection with his or her employment, (b) continuing failure to perform such duties as are requested by any employee to whom the Participant reports, directly or indirectly, or by the board of directors of either the Company or the subsidiary or affiliate employs Participant, (c) failure by Participant to observe material policies of the Company or his or her employer applicable to Participant, or (d) the commission by Participant of (i) any felony or (ii) any misdemeanor involving moral turpitude.

3.   Nontransferability.

     Until RSUs become settleable under Section 4 hereof, RSUs shall not be transferable other than by will or by the laws of descent and distribution or to a designated beneficiary in the event of Participant's death, and no such transfer shall be effective to bind the Company unless the Committee shall have been furnished with a copy of such will or such other evidence as the Committee may deem necessary to establish the validity of the transfer.

4.   Settlement and Election to Defer Settlement.

     RSUs granted hereunder, together with RSUs credited as a result of Dividend Equivalents, shall be settled by delivery of one Share for each RSU being settled. Settlement of an RSU granted hereunder shall occur upon the lapse of the risk of forfeiture of such RSU under Section 2, except settlement shall be deferred in certain cases if so elected by Participant in accordance with this
Section 4. Settlement of RSUs which directly or indirectly result from Dividend Equivalents on RSUs granted hereunder shall occur at the time of settlement of the granted RSU.

     By filling out this Section 4, signing, and returning this Agreement to the Human Resources Department at least six months prior to Scheduled Lapse Date for any affected RSUs (or such other deadline as may be specified by the Director of Human Resources), Participant may elect to defer the date of settlement of RSUs. An election hereunder shall be effective only in the case of RSUs which, but for the election, would have been settled more than six months after the filing of the election.

     Check Only One:

     ____ I hereby elect to have my RSUs settled upon the lapse of the risk of forfeiture under Section 2 (Note: This election will apply if you do not return the Agreement to the Company or if you do not check any box).

     ____ I hereby elect to defer the settlement of my RSUs until the first business day of the year (subject to accelerated settlement in the event of a Change of Control Event, death of the Participant, or Termination of Employment for any reason other than Retirement).

     ____ I hereby elect to defer the settlement of my RSUs until my Termination of Employment for any reason. Termination of Employment includes my death or Disability.

     [Any elective deferral will be subject to such additional terms and conditions as the Committee may impose, including terms and conditions under the Company's 1999 Deferred Compensation Plan.]

5.   Dividend Equivalents and Adjustments.

     (a) Dividend Equivalents shall be paid or credited on RSUs (other than RSUs that, at the relevant record date, previously have been settled or forfeited) as follows:

       (i) Cash Dividends. If the Company declares and pays a dividend or distribution on Common Stock in the form of cash, then a number of additional RSUs shall be credited to Participant's Account as of the payment date for such dividend or distribution equal to the number of RSUs credited to the Account as of the record date for such dividend or distribution multiplied by the amount of cash actually paid as a dividend or distribution on each outstanding Share at such payment date, divided by the Fair Market Value of a Share at such payment date.

       (ii) Non-Share Dividends. If the Company declares and pays a dividend or distribution on Common Stock in the form of property other than Shares, then a number of additional RSUs shall be credited to Participant's Account as of the payment date for such dividend or distribution equal to the number of RSUs credited to the Account as of the record date for such dividend or distribution multiplied by the Fair Market Value of such property actually paid as a dividend or distribution on each outstanding Share at such payment date, divided by the Fair Market Value of a Share at such payment date.

       (iii) Common Stock Dividends and Splits. If the Company declares and pays a dividend or distribution on Common Stock in the form of additional Shares, or there occurs a forward split of Common Stock, then a number of additional RSUs shall be credited to Participant's Account as of the payment date for such dividend or distribution or forward split equal to the number of RSUs credited to the Account as of the record date for such dividend or distribution or split multiplied by the number of additional Shares actually paid as a dividend or distribution or issued in such split in respect of each outstanding Share.

     (b)  The  number  of  RSUs  credited  to  Participant's  Account  shall  be
appropriately   adjusted,  in  order  to  prevent  dilution  or  enlargement  of
Participants' rights with respect to RSUs, to reflect any changes in the outstanding Shares resulting from any event referred to in Section 10(a) of the Plan, taking into account any RSUs credited to Participant in connection with such event under Section 5(a) hereof.

6.   Other Terms Relating to RSUs.

     (a) The number of RSUs credited to a Participant's Account shall include fractional RSUs calculated to at least three decimal places, unless otherwise determined by the Committee. Upon settlement of RSUs, Participant shall be paid, in cash, an amount equal to the value of any fractional share that would have otherwise been deliverable in settlement of such RSUs, unless the Company arranges to deliver shares to an account of Participant to which fractional shares may be credited without requiring the Company to in fact issue a fractional share.

     (b) It shall be a condition to the obligation of the Company to issue and deliver Shares in settlement of the RSUs that the Participant (or any Beneficiary) pay to the Company or a Participating Company, upon its demand, such amount as may be requested by the Company for the purpose of satisfying any liability to withhold federal, state, or local income or other taxes. If the amount requested is not paid, the Company may refuse to deliver the shares in settlement of the RSUs until such amount is paid. The Committee may, in its discretion, permit a Participant (or any Beneficiary of a Participant) to pay all or a portion of the amount requested by the Company for such taxes at such time and in such manner as the Committee shall deem to be appropriate, including by authorizing the Company to withhold from the shares to be delivered in settlement, or by agreeing to surrender to the Company on or about the date such tax liability is determinable, Shares having a fair market value (as determined by the Committee) equal to the amount of such tax liability or a specified portion of such tax liability.

     (c) An individual statement of each Participant's Account will be issued to each Participant not less frequently than [annually]. Such statements shall reflect the amount of RSUs credited to Participant's Account, transactions therein during the period covered by the statement, and other information deemed relevant by the [Director of Human Resources]. Such a statement may be combined with or include information regarding other plans and compensatory arrangements relating to Participant. A Participant's statements shall be deemed a part of this Agreement, and shall evidence the Company's obligations in respect of RSUs, including the number of RSUs credited as a result of Dividend Equivalents (if any); provided, however, that any statement containing an error shall not represent a binding obligation to the extent of such error.

7.   Miscellaneous.

     (a) This Agreement shall be legally binding when executed by both the Company, provided that no election of Participant will be binding unless Participant has executed the Agreement and returned it to the Human Resources Department of the Company.

     (b) This Agreement shall be binding upon the heirs, executors, administrators and successors of the parties. This Agreement constitutes the entire agreement between the parties with respect to the RSUs, and supersedes any prior agreements or documents with respect to the RSUs. No amendment, alteration, suspension, discontinuation or termination of this Agreement which may impose any additional obligation upon the Company or impair the rights of Participant with respect to the RSUs shall be valid unless in each instance such amendment, alteration, suspension, discontinuation or termination is expressed in a written instrument duly executed in the name and on behalf of the Company and by Participant.

     (c) All designations of Beneficiary shall be on such forms as are specified by and filed with the Human Resources Department. Any Beneficiary designation made by Participant in accordance with this provision may be changed from time to time, without the consent of any previously designated Beneficiary (but subject to any spousal consent as may be required), by filing with the Human Resources Department a notice of such change on the form provided by the Committee and such change of Beneficiary designation shall become effective upon receipt by the Committee. In the event Participant's Beneficiary would otherwise become entitled to a distribution hereunder, and all Beneficiaries designated by Participant are not then living, or if no valid Beneficiary designation is in effect, Participant's estate or duly authorized personal representative shall be deemed to have been designated by Participant.

     (d) Any provision for distribution in settlement of Participant's Account hereunder shall be by means of bookkeeping entries on the books of the Company and shall not create in Participant or any Beneficiary any right to, or claim against any, specific assets of the Company, nor result in the creation of any trust or escrow account for Participant or any Beneficiary. Participant or any Beneficiary entitled to any distribution hereunder shall be a general creditor of the Company.

     (e) Capitalized terms used in this Agreement but not defined herein shall have the same meanings as in the Plan. If there is any conflict between the provisions of this Agreement and the provisions of the Plan, the provisions of the Plan shall govern.


                                    * * * * *


     By signing below and returning this Agreement to the Human Resources Department, I elect to defer settlement of the RSUs until the applicable date specified in Section 4, subject to earlier settlement in accordance with Section 4 and the other terms of the Plan and this Agreement. (Note: If you do not wish to defer settlement past the Scheduled Lapse Date, you do not need to sign below and return this Agreement to the Human Resources Department. If you elect to further defer settlement, you should retain a copy of this Agreement for your records.)


PARTICIPANT:                                                  Date:




[For HR Use Only: Date Received by Human Resources Department:

                             ]